UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2011
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (I.R.S. Employer Identification No.)

11911 FM 529 Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 28, 2011, Oceaneering International, Inc. (“Oceaneering”) announced that T. Jay Collins will retire from his position as President and Chief Executive Officer (“CEO”) immediately following Oceaneering’s 2011 annual meeting of shareholders, which is scheduled to be held on May 6, 2011. M. Kevin McEvoy, Oceaneering’s Executive Vice President and Chief Operating Officer, has been designated to succeed Mr. Collins as President and CEO. Mr. Collins will stand for re-election as a Class I Director at Oceaneering’s  2011 annual meeting of shareholders and continue to be employed by Oceaneering until the end of 2011. It is anticipated that, concurrent with Mr. McEvoy’s appointment as President and CEO after the annual meeting of shareholders, Oceaneering’s Board of Directors (the “Board”) will also add him as a Class II Director. A copy of the press release announcing Mr. McEvoy’s designation is furnished as Exhibit 99.1 to this report. No changes were made to Mr. McEvoy’s compensation arrangements as a result of this designation, but portions of the total number of performance units and restricted stock units awarded to him on February 25, 2011 and reflected in the table below were awarded in recognition of this designation.
     On February 25, 2011, the Compensation Committee of the Board (the “Compensation Committee”) granted awards of restricted stock units and performance units under Oceaneering’s 2010 Incentive Plan (the “2010 Incentive Plan”) to various employees, including each of Oceaneering’s executive officers. The following table sets forth the number of performance units and restricted stock units awarded to Oceaneering’s CEO and each other current executive officer of Oceaneering listed as a named executive officer in the “Summary Compensation Table” in Oceaneering’s proxy statement for its 2010 annual meeting of shareholders (the “Named Executive Officers”).

Named Executive Officer and Title	Number of Performance Units(1)	Number of Restricted Stock Units(2)
T. Jay Collins President and Chief Executive Officer	19,500	19,500

M. Kevin McEvoy Executive Vice President and Chief Operating Officer	19,500	19,500

Marvin J. Migura Senior Vice President and Chief Financial Officer	7,000	7,000

George R. Haubenreich, Jr. Senior Vice President, General Counsel and Secretary	6,000	6,000

Kevin F. Kerins Senior Vice President — ROVs	4,500	4,500

(1)	The performance units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. Collins, McEvoy, Migura and Haubenreich (as a result of each of them having obtained retirement age); and (b) such other terms as are set forth in the award agreements. The number of performance units shown represent units with an initial notional value of $100 and are not equivalent to shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative cash flow from operations and a comparison of return on invested capital and cost of capital for the three-year period January 1, 2011 through December 31, 2013 to be used as the basis for the final value of the performance units under the 2010 Incentive Plan. The final value of each performance unit may range from $0 to $150. Upon settlement, the value of the performance units will be payable in cash.

(2)	Restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to: (a) earlier vesting on an employee’s attainment of retirement age or the termination or constructive termination of an employee’s employment in connection with a change of control or due to death or disability, resulting in vesting on a pro-rata basis over three years for each of Messrs. Collins, McEvoy, Migura and Haubenreich (as a result of each of them having obtained retirement age); and (b) such other terms as are set forth in the award agreements. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.
     In addition, the Board granted awards of 8,000 shares of restricted stock under the 2010 Incentive Plan to each of the following nonemployee directors: Jerold J. DesRoche; David S. Hooker; D. Michael Hughes; and Harris J. Pappas. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date, subject to: (a) earlier vesting on a change of control or the termination of the director’s service due to death; and (b) such other terms as are set forth in the award agreements. The Board also granted awards of 15,000 performance units and 15,000 restricted stock units to John R. Huff, Chairman of the Board.
     The performance units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff having attained retirement age as of the award date, subject to: (a) earlier vesting by reason of Mr. Huff’s cessation of service as Chairman for a reason other than his refusal to serve; and (b) such other terms as are set forth in the award agreement. The performance units have the same notional value equivalent as the awards to executive officers described above. The Board approved the same performance goals and measures over the same time period and with the same range of value as described above for Oceaneering’s executive officers. Upon settlement, the value of the performance units will be payable in cash.
     The restricted stock units awarded to Mr. Huff are scheduled to vest on a pro-rata basis over three years from the award date by reason of Mr. Huff having attained retirement age as of the award date, subject to: (a) earlier vesting by reason of Mr. Huff’s cessation as service as Chairman for a reason other than his refusal to serve; and (b) such other terms as are set forth in the award agreement. Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of the Company’s common stock.
     The Compensation Committee approved the grant of an aggregate of 178,900 restricted stock units and 131,600 performance units, and the Board approved the grant of an aggregate of 15,000 performance units, 15,000 restricted stock units and 32,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 321 Incentive Plan participants.
     In addition, the Compensation Committee approved: (1) the form of 2011 Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to Oceaneering’s executive officers and other employees; and (2) the form of 2011 Performance Unit Agreement and 2011 Performance Award: Goals and Measures that will govern the terms and conditions of performance unit awards made to Oceaneering’s executive officers and other employees. The Board approved: (1) the form of 2011 Nonemployee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to Messrs. DesRoche, Hooker, Hughes and Pappas; and (2) the forms of 2011 Chairman Restricted Stock Unit Agreement, 2011 Chairman Performance Unit Agreement and 2011 Performance Award: Goals and Measures that will govern the terms and conditions of the awards of restricted stock units and performance units to our Chairman. As provided in the 2011 Chairman Restricted Stock Unit and Performance Unit Agreements, Mr. Huff is not eligible in 2011 for any retainers or meeting fees applicable to nonemployee directors.
     The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements, which are attached as exhibits to this report and incorporated by reference into this Item.
     On February 25, 2011, the Compensation Committee approved bonuses under Oceaneering’s 2005 Incentive Plan (the “2005 Incentive Plan”) to various employees, including each of the Named Executive Officers. The Committee previously established performance goals for calendar year 2010 with respect to achievement of net income by Oceaneering in calendar year 2010 under the 2005 Incentive Plan (the “2010 Cash Bonus Award Program”). The Committee determined the attainment of such performance goals was 5% more than the target performance goal for 2010. The Committee awarded bonuses under the 2010 Cash Bonus Award Program to the Named Executive Officers. In addition, the Committee approved an additional merit bonus to each of the Named Executive Officers based on Oceaneering’s achievement of the highest net income in 2010 in its history.
     The following table summarizes these cash bonuses under the 2010 Cash Bonus Award Program and the additional merit cash bonuses to be paid:

	2010 Cash Bonus
	Award Program	Additional Merit
Named Executive Officer	Amount	Bonus Amount	Total

T. Jay Collins	$929,700	$120,300	$1,050,000
M. Kevin McEvoy	$510,000	$90,000	$600,000
Marvin J. Migura	$382,500	$67,500	$450,000
George R. Haubenreich, Jr.	$308,500	$16,500	$325,000
Kevin F. Kerins	$170,000	$15,000	$185,000
     On February 25, 2011, the Compensation Committee approved a performance-based 2011 Cash Bonus Award Program under Oceaneering’s 2010 Incentive Plan, with any payments to be made no later than March 15, 2012. Bonuses under this program for executive officers will be determined by the level of achievement of net income for calendar year 2011 compared to the planned amount recommended by Oceaneering’s management and approved by the Committee. Under this program, the maximum possible bonuses for the Named Executive Officers, as a percentage of each such officer’s base salary for 2011, is as follows:

		Maximum Bonus
		as a Percentage
Named Executive Officer	2011 Base Salary	of Base Salary

T. Jay Collins	$700,000	175%
M. Kevin McEvoy	$500,000	150%
Marvin J. Migura	$400,000	125%
George R. Haubenreich, Jr.	$350,000	110%
Kevin F. Kerins	$300,000	80%

Item 9.01 Financial Statements and Exhibits
         (d) Exhibits

10.1	Form of 2011 Restricted Stock Unit Agreement

10.2	Form of 2011 Performance Unit Agreement

10.3	Form of 2011 Chairman Restricted Stock Unit Agreement

10.4	Form of 2011 Chairman Performance Unit Agreement

10.5	2011 Performance Award: Goals and Measures, relating to the form of 2011 Performance Unit Agreement and 2011 Chairman Performance Unit Agreement

10.6	Form of 2011 Nonemployee Director Restricted Stock Agreement

99.1	Press release issued by Oceaneering International, Inc. dated February 28, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ George R. Haubenreich, Jr.
George R. Haubenreich, Jr.
Senior Vice President, General Counsel and Secretary

Date: February 28, 2011

EXHIBIT INDEX

No.	Description
10.1	Form of 2011 Restricted Stock Unit Agreement

10.2	Form of 2011 Performance Unit Agreement

10.3	Form of 2011 Chairman Restricted Stock Unit Agreement

10.4	Form of 2011 Chairman Performance Unit Agreement

10.5	2011 Performance Award: Goals and Measures, relating to the form of 2011 Performance Unit Agreement and 2011 Chairman Performance Unit Agreement

10.6	Form of 2011 Nonemployee Director Restricted Stock Agreement

99.1	Press release issued by Oceaneering International, Inc. dated February 28, 2011